SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                  May 25, 2001





                           THISTLE GROUP HOLDINGS, CO.
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)



        Pennsylvania              000-24353                    23-2960768
------------------------------  --------------                --------------
(State or other jurisdiction    (SEC File No.)                (IRS Employer
     of incorporation)                                        Identification
                                                                  Number)


6060 Ridge Avenue, Philadelphia, Pennsylvania                    19128
-----------------------------------------------------          ----------
(Address of principal executive offices)                       (Zip Code)




Registrant's telephone number, including area code: (215) 483-2800
                                                    --------------




                                 Not Applicable
           ------------------------------------------- ---------------
          (Former name or former address, if changed since last Report)

                           THISTLE GROUP HOLDINGS, CO.

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------

Item 7.       Financial Statements, Pro Forma Financial Information and Exhibits
              ------------------------------------------------------------------


              (c)   Exhibits:

                  99       1st Quarter 2001 Letter to Shareholders

Item 9.       Regulation FD Disclosure
              ------------------------

              The Registrant today, May 25, 2001, sent to its shareholders a letter, which is further described and attached as Exhibit 99 to this report.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                          THISTLE GROUP HOLDINGS, CO.



Date:  May 25, 2001                       By:      /s/John F. McGill, Jr.
                                                   -----------------------------
                                                   John F. McGill, Jr.
                                                   Chief Executive Officer